UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

154-09 146th Ave,

Jamaica, NY 11434

(Address of principal executive offices)

(718) 978-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by Unique Logistics International, Inc. (the “Company”) on April 7, 2021, the Company entered into an Amended and Restated Promissory Note (the “Amended and Restated Note”) with an accredited investor (the “Investor”), pursuant to which the Company and the Investor amended and restated in its entirety that certain promissory note, issued to the Investor on March 19, 2020 (the “Original Note”). The Amended and Restated Note were to mature on June 15, 2021 (the “Maturity Date”).

As previously disclosed in the Current Report on Form 8-K filed with the SEC by the Company on July 22, 2021, the Company entered into a First Amendment to the Amended and Restated Note (the “First Amendment”) with the Investor pursuant to which the Company and the Investor agreed to extend the maturity date of the Amended and Restated Note by deleting “June 15, 2021” in the first paragraph of the Amended and Restated Note and replacing the same with “October 31, 2021.”

As previously disclosed in the Current Report on Form 8-K filed with the SEC by the Company on September 28, 2021, on September 23, 2021, the Company entered into a Second Amendment to the Amended and Restated Note (the “Second Amendment”) with the Investor pursuant to which the Company and the Investor agreed to extend the maturity date of the Amended and Restated Note by deleting “October 31, 2021” in the first paragraph of the Amended and Restated Note and replacing the same with “December 31, 2021.”

On January 6, 2022, the Company entered into a Third Amendment to the Amended and Restated Note (the “Third Amendment”) with the Investor pursuant to which the Company and the Investor agreed to extend the maturity date of the Amended and Restated Note by deleting “December 31, 2021” in the first paragraph of the Amended and Restated Note and replacing the same with “March 31, 2022.”

A copy of the Third Amendment is included as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference. All references to the Second Amendment are qualified, in their entirety, by the text of such exhibit.

Item 8.01 Other Events.

On January 7, 2022, the Company paid in full the outstanding principal amount of $2 million plus accrued but unpaid interest on certain promissory notes, issued by the Company on September 17, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Third Amendment to Amended and Restated Promissory Note dated January 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Dated: January 10, 2022	By:	/s/ Sunandan Ray
Sunandan Ray
Chief Executive Officer